QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 30, 2015 (except for Note 17 as to which the date is May 8, 2015) in Amendment No. 3 to the Registration Statement (Form S-1 No. 333-203248) and related Prospectus of Press Ganey Holdings, Inc. dated May 20, 2015.

/s/ Ernst & Young LLP
Chicago, Illinois May 20, 2015

QuickLinks

  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm